UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2004

UROLOGIX, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-28414	41-1697237
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 475-1400

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued April 22, 2004.
99.2	Certain remarks of Fred B. Parks at a teleconference held on April 23, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2004, Urologix, Inc. issued a press release, furnished as Exhibit 99.1 to this Form 8-K, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2004. Also furnished with this Form 8-K as Exhibit 99.2 are certain remarks of the Company’s Chief Executive Officer, Fred B. Parks, made at a related telephone conference held on April 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By	/s/ Fred B. Parks
Fred B. Parks
Chief Executive Officer

Dated: April 23, 2004